SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

        Landmark Fixed Income Funds - Landmark Intermediate Income Fund
                (Name of Registrant as Specified In Its Charter)

                              Lea Anne Copenhefer
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.   Title of each class of securities to which transaction applies:

      2.   Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4.   Proposed maximum aggregate value of transaction:

      5.   Total fee paid:


[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.   Amount Previously Paid:
      ______________________________________________________________________

      2.   Form, Schedule or Registration Statement No.:
      ______________________________________________________________________

      3.   Filing Party:
      ______________________________________________________________________
      4.   Date Filed:
      ______________________________________________________________________

                                                                     BD&G Draft
                                                                        8/13/97


                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

                       LANDMARK INTERMEDIATE INCOME FUND

                               6 St. James Avenue
                          Boston, Massachusetts 02116

                                         August __, 1997

Dear Shareholder:

      The accompanying materials relate to a Special Meeting of Shareholders of Landmark Intermediate Income Fund. The Meeting will be held on Friday, October 17, 1997 at [ ] [a.m./p.m.] Eastern time.

      YOUR PARTICIPATION AT THIS MEETING IS VERY IMPORTANT IN ORDER TO ACCOMPLISH PROPOSALS WHICH YOUR BOARD OF TRUSTEES HAS DETERMINED ARE FAIR AND REASONABLE AND IN YOUR BEST INTERESTS.

      If you cannot attend the Meeting, you may participate by proxy. As a shareholder, you cast one vote for each share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card. If the Fund does not receive your proxy card, our proxy solicitor, Shareholder Communications Corporation ("SCC"), may contact you to help you decide how to cast your vote.

      VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED.

      At the meeting, you will be asked to vote on proposals that would give the Fund increased flexibility to invest in other investment companies. This would allow the Fund to take advantage in the future of recent changes in federal law without the expense of an additional shareholder meeting. You also will be asked to vote on several other matters which relate, in large part, to conforming the service arrangements and investment policies for the Fund to other open-end funds managed by Citibank, N.A. All of these proposals are described in the accompanying Notice and Proxy Statement.

      After you have voted on the proposals, please be sure to SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If you have any questions regarding the items to be voted on, or need assistance in completing your proxy, please contact SCC at 1-800-733-8481 ext. 492.

      We appreciate your participation in this important meeting. Thank you.

                                         Sincerely,


                                         Philip W. Coolidge
                                         President

                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

                       LANDMARK INTERMEDIATE INCOME FUND

                               6 St. James Avenue
                          Boston, Massachusetts 02116
                          Telephone: (800) __________

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          To be held October 17, 1997


      A Special Meeting of Shareholders of Landmark Intermediate Income Fund will be held at Citicorp Center, 153 East 53rd Street, [ ] Floor, New York, New York, on Friday, October 17, 1997 at [ ] [a.m./p.m.], Eastern Time, for the following purposes:

      ITEM 1. To vote on an amendment to the Fund's Declaration of Trust to allow the assets of the Fund to be invested in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act
                (the "1940 Act").

      ITEM 2. To vote on an amendment to the Fund's fundamental investment policies to allow the assets of the Fund to be invested in one or more investment companies to the extent not prohibited by the 1940 Act.

      ITEM 3. To vote on an amendment to the Fund's fundamental investment policies concerning the Fund's ability to pledge its assets to support borrowings, purchase securities on margin, purchase and sell put and call options, make loans to other persons, make short sales of securities and buy or sell futures contracts and options on futures.

      ITEM 4. To vote on a Management Agreement for the Fund with Citibank, N.A.

      ITEM 5. To vote on a Service Plan for the Fund pursuant to Rule 12b-1 under the 1940 Act.

      ITEM 6. To vote on the selection of Deloitte & Touche LLP as the independent certified public accountants for the Fund.

      ITEM 7. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF ITEMS 1 THROUGH 6.

      Only shareholders of record on August 18, 1997 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.



                                    Linda T. Gibson, Secretary

August __, 1997

      YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

                       LANDMARK INTERMEDIATE INCOME FUND

                               6 St. James Avenue
                          Boston, Massachusetts 02116
                           Telephone: (800) _________

                                PROXY STATEMENT

      This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of Landmark Intermediate Income Fund for use at a Special Meeting of Shareholders of the Fund, or any adjournment thereof, to be held at Citicorp Center, 153 East 53rd Street, [ ] Floor, New York, New York, on Friday, October 17, 1997 at [ ] [a.m./p.m.], Eastern Time. The Meeting is being held to vote on matters which will give the Fund flexibility to invest in other investment companies and certain other matters, as described below and in the accompanying President's Letter and Notice of Special Meeting.

      The close of business on August 18, 1997 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting. [ ] shares of Landmark Intermediate Income Fund, without par value, were outstanding as of the close of business on the Record Date. Shareholders of record at the close of business on the Record Date will be entitled to one vote for each share held.

      The Fund's Annual Report for the fiscal year ended December 31, 1996, including audited financial statements, has previously been sent to shareholders and is available without charge upon request by calling the Fund toll free at (800) 625-4554.

      This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being mailed by the Board of Trustees on or about August __, 1997.

      The Fund currently operates on a stand-alone basis; that is, it invests directly in investment securities. The Fund has the ability to convert to a master/feeder structure whereby the Fund would invest all of its investable assets in a single investment company. As described below, the Fund is seeking the flexibility to invest in more than one investment company, consistent with its investment objectives. This change has been made possible by a recent amendment of federal law. Although the Fund currently has no plans to change its investment structure, the Board believes this flexibility will permit the Fund to take advantage in the future of these and any further changes in federal law on investment in other investment companies without the expense of an additional shareholder meeting. Shareholders are being asked to vote on certain changes to the Fund's investment restrictions and governing documents, as well as certain other matters, to permit this change.

      Shareholders are also being asked to approve a Service Plan pursuant to Rule 12b-1 under the federal Investment Company Act of 1940 (the "1940 Act"), to authorize certain other amendments to the Fund's investment restrictions and to approve the selection of the Fund's accountants.

                   MANNER OF VOTING PROXIES AND VOTE REQUIRED

      If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. IF NO INSTRUCTIONS ARE SPECIFIED, ALL SHARES OF THE FUND WILL BE VOTED FOR EACH OF PROPOSED ITEMS 1 THROUGH 6. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Fund.

      If sufficient votes to approve the proposed Items 1 through 6 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all shares that they are entitled to vote with respect to Items 1 through 6 for the proposed adjournment, unless directed to disapprove the Item, in which case such shares will be voted against the proposed adjournment.

      The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote is required to constitute a quorum at the Meeting for purposes of voting on Items 1 through 6. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of Items 1 through 6.

                               GENERAL BACKGROUND

      The Fund is an open-end management investment company, or mutual fund. The Fund invests primarily (i.e., at least 65% of its assets under normal circumstances) in a broad range of fixed income securities, including preferred stock and debt issued by U.S. and non-U.S. companies and debt of the U.S. Government and governments of other countries. Under normal market conditions, the Fund's dollar weighted average portfolio maturity is from three to ten years.

      The Fund currently operates on a stand-alone basis; that is, it invests directly in investment securities. The Fund has the ability under its investment restrictions and governing documents to convert to a master/feeder structure. In the master/feeder structure, the Fund would invest all of its investable assets in a single investment company with the same investment objective and policies as the Fund. This underlying investment company would buy, hold and sell securities in accordance with its objective and policies.

      Until recently, mutual funds could not invest their assets in more than one other registered investment company without obtaining exemptive relief from the Securities and Exchange Commission (the "SEC"). Recent amendments to the 1940 Act now permit funds to invest their assets in multiple registered investment companies so long as the investment companies hold themselves out to investors as related companies for purposes of investment and investor services. It is possible that there could be additional amendments to the 1940 Act in the future which affect mutual funds' ability to invest in other funds.

      In order to take advantage of this change in law and any future changes in law on this topic, the Fund is proposing that its Declaration of Trust and its fundamental investment policies be amended to give it the flexibility to invest in multiple investment companies to the extent permitted by applicable law. Although the Fund has no current plan to change its investment structure, the proposed changes will permit the Fund to change that structure in the future without the expense of an additional shareholder meeting.

      In addition, the Fund is proposing certain amendments to its fundamental investment policies. These amendments are intended for clarification and for conforming the policies to those of other Landmark Funds and other mutual funds advised by Citibank. In addition, certain of these amendments are intended to eliminate fundamental policies that the Fund considers to be unnecessary or unduly restrictive.

      The Fund currently receives investment advisory services pursuant to an investment advisory agreement with Citibank. The Fund currently receives administrative services under administrative services agreement with its distributor. The distributor, in turn, subcontracts with Citibank so that Citibank actually provides administrative services to the Fund. The Fund is proposing to simplify these contractual arrangements. The Fund will enter into a management agreement with Citibank. This agreement will permit it to obtain both investment advisory and administrative services directly from Citibank. This agreement also will enable the Fund to invest in multiple investment companies, if it chooses to do so. The Fund's existing administrative services agreement will then be unnecessary, and will be terminated. The aggregate management fees payable by Fund shareholders under the proposed management agreement will be higher than the aggregate investment advisory and administrative service fees currently payable by Fund shareholders.

      The Fund also is proposing to replace its existing Rule 12b-1 Distribution Plan with a Service Plan entered into pursuant to Rule 12b-1 under the 1940 Act. The Service Plan will permit payment of distribution and service fees which are higher than the maximum fees currently permissible under the existing Distribution Plan. The Fund is proposing the Service Plan in order to simplify its existing distribution and service arrangements, and to conform them to those of other open-end funds managed by Citibank.

      IMPORTANTLY, THE FUND'S CONTRACTUAL TOTAL EXPENSE RATIO WILL NOT INCREASE AS A RESULT OF THE CHANGES DESCRIBED ABOVE. IN FACT, THE FUND'S TOTAL EXPENSE RATIO, COMPUTED BASED ON CONTRACTUAL FEE LEVELS WITHOUT VOLUNTARY WAIVERS, WILL DECREASE. IT IS EXPECTED THAT THE SAME PERSONNEL AT CITIBANK WHO CURRENTLY PROVIDE SERVICES TO THE FUND WILL CONTINUE TO DO SO AFTER GIVING EFFECT TO THESE CHANGES, AND THE NATURE, LEVEL AND QUALITY OF SERVICES TO THE FUND WILL NOT BE ADVERSELY AFFECTED.

      The following table summarizes current estimated annual operating expenses for the Fund and for its Portfolio, without any fee waivers or reimbursements. The following table also summarizes pro forma estimated annual operating expenses for the Fund after giving effect to the proposals set forth in Items 4 and 5. The pro forma expenses also do not reflect any fee waivers or reimbursements.

                                          Intermediate Income Fund
                                        Current(4)         Pro Forma
------------------------------------------------------------------------
ANNUAL FUND OPERATING
  EXPENSES:
Management Fee.......................       .35%             .70%(1)
12b-1 Fees (2).......................       .20%(3)          .25%
Other Expenses
  Administrative Services Fees.......       .25%             See (1)
  Shareholder Servicing Agent Fees...       .25%             None
  Other Operating Expenses...........       .37%             [_____]
Total Fund Operating Expenses........      1.42%             [____%]


(1) A combined fee for investment advisory and administrative services.
(2) 12b-1 distribution fees are asset-based sales charges.
(3) 12b-1 fees assume a .05% charge for print or electronic media advertising expenses.
(4) After giving effect to fee waivers and reimbursements currently in effect, management fees, 12b-1 fees, administrative services fees and total fund operating expenses would be .11%, .05%, .12% and .90%.

EXAMPLE: Based on the table above and without any fee waivers or reimbursements, a shareholder would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return, that all dividends are reinvested, and redemption at the end of each period indicated below:

                       One Year    Three     Five      Ten Years
                                   Years     Years

Current (1)(2)...        $54        $83      $115      $203
Pro Forma (1)....        $__        $__      $___      $___


(1) Assumes deduction at the time of purchase of the maximum 4.75% sales load. Expenses are based on the Fund's fiscal year ended December 31, 1996.
(2) After giving effect to certain voluntary fee waivers, the amounts in the example would be $49, $68, $88 and $146.

The assumption of a 5% annual return is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of the Fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

      The Fund's Trustees believe that the matters described in this section are in the best interests of Fund shareholders. In the event that the proposals in Items 1 through 6 below do not receive the requisite shareholder approval for the Fund, the Trustees will consider possible alternatives, which might include resubmission of the proposals for approval by shareholders of the Fund.


      ITEM 1.   TO VOTE ON AN AMENDMENT TO THE FUND'S DECLARATION OF TRUST
                TO ALLOW THE ASSETS OF THE FUND TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT.

      It is proposed that the Fund's Declaration of Trust be amended to permit the Fund to invest in other investment companies to the extent not prohibited by the 1940 Act.

      The Fund's Declaration of Trust presently permits the Fund to invest all of its investable assets in a single investment company that is registered under the 1940 Act. As described above, the Fund is not currently using the master/feeder structure. Also as described above, recent amendments to the 1940 Act permit mutual funds to invest their investable assets in multiple registered investment companies so long as certain conditions are met. It is possible that there could be additional amendments to the 1940 Act in the future which affect mutual funds' ability to invest in other funds.

      The proposed amendment to the Fund's Declaration of Trust which appears below will allow the Fund to take advantage of the recent changes in law, as well as future changes in law or regulation on this topic. The Fund's Board of Trustees believes that this amendment will be to the Fund's advantage and is in the best interests of Fund shareholders. It is proposed that Section 3.2(c) of the Declaration of Trust be amended by deleting the words below that have been bracketed and adding the double bracketed words:

           (c) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property of [any] [[each]] Series of the Trust other than Landmark U.S. Government Income Fund, or sell all or a portion of such Trust Property and invest the proceeds of such sales, in [another investment company that is registered under the 1940 Act] [[one or more investment companies to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.]]

      Under the Declaration of Trust, the 1940 Act is defined to include both that Act itself and the rules and regulations under that Act; the amendment would be based on that definition.
                                 VOTE REQUIRED

      The affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for approval of the amendment to the Declaration of Trust. This requires approval by the holders of 67% or more of the outstanding shares of the Fund which are present at the Meeting if the holders of more than 50% of such shares are present in person or by proxy, or more than 50% of the outstanding shares of the Fund, whichever is less (a "Majority Shareholder Vote").

      THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE DECLARATION OF TRUST.

      ITEM 2. TO VOTE ON AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES TO ALLOW THE ASSETS OF THE FUND TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT.

      The Fund has adopted certain fundamental investment restrictions which, as a matter of law, cannot be changed without shareholder approval. Certain of these fundamental investment restrictions currently permit the Fund to invest its investable assets in a single investment company having the same investment objectives and policies and substantially the same investment restrictions as the Fund. As noted above, recent amendments to the 1940 Act permit mutual funds to invest their investable assets in multiple investment companies so long as certain conditions are met. There also may be future amendments to the 1940 Act affecting mutual funds' ability to invest in other funds.

      In order to take advantage of the flexibility of current and future applicable law and regulation, it is proposed that each of the fundamental investment restrictions listed in Exhibit A be amended as indicated in that Exhibit. Shareholders also should review Item 3 for additional proposed changes to the Fund's investment restrictions.

      The Trustees believe that these proposed amendments to the fundamental investment policies are in the best interests of Fund shareholders.


                                 VOTE REQUIRED

      Because the investment restrictions in Exhibit A are fundamental policies of the Fund, approval of this proposal will require a Majority Shareholder Vote.


      THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES TO ALLOW THE ASSETS OF THE FUND TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT
NOT PROHIBITED BY THE 1940 ACT.


      ITEM 3. TO VOTE ON AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES CONCERNING THE FUND'S ABILITY TO PLEDGE ITS ASSETS TO SUPPORT BORROWINGS, PURCHASE SECURITIES ON MARGIN, PURCHASE AND SELL PUT AND CALL OPTIONS, MAKE LOANS TO OTHER PERSONS, MAKE SHORT SALES OF SECURITIES AND BUY OR SELL FUTURES CONTRACTS AND OPTIONS OF FUTURES.

      As noted above in Item 2, the Fund has adopted certain fundamental investment restrictions which, as a matter of law, cannot be changed without shareholder approval. Fundamental restriction (1) limits the amount of money that the Fund may borrow to 1/3 of the current value of the Fund's net assets, including the amount borrowed. This restriction also limits the amount of assets that the Fund may pledge to secure these borrowings to 1/3 of such assets. The limitation on borrowing tracks the requirements of the 1940 Act. However, the 1940 Act does not require that mutual funds limit the amount of assets they may pledge to secure their borrowings. The Fund wishes to have the full flexibility permitted by applicable law to pledge its assets. It is possible that the existing restriction could prevent the Fund from obtaining credit when it is in its shareholders' best interests to do so. As a result, the Fund proposes to delete the limitation on pledging of assets.

      Fundamental restriction (2) prevents the Fund from purchasing any security on margin, except that deposits of initial and variation margin may be made in connection with futures contracts. The 1940 Act prohibits mutual funds from purchasing securities on margin except in accordance with rules and regulations promulgated by the SEC. The Fund's investment restriction is more restrictive than the 1940 Act because it does not permit the Fund to purchase securities on margin in accordance with SEC rules in effect from time to time. The Fund wishes to have the full flexibility permitted by applicable law, and any future changes in law, on this topic without the expense of an additional shareholder meeting. As a result, the Fund is proposing to delete this restriction in its entirety.

      Fundamental restriction (3) prevents the Fund from purchasing and selling put and call options, other than those with respect to futures contracts. This restriction is not required by applicable law, and the Fund believes it is unduly restrictive. The Fund wishes to have the flexibility to purchase and sell options if its investment adviser believes that utilizing this investment technique is appropriate. Of course, the Fund's prospectus will disclose to shareholders the Fund's ability to engage in options transactions.

      Fundamental restriction (5) concerns the Fund's ability to make loans to other persons. The Fund is proposing a technical amendment to this restriction to clarify that the purchase of fixed time deposits would not be a violation of this restriction. The Fund also is proposing to delete from this restriction the limitation that not more than 15% of the total assets of the Fund be invested in repurchase agreements maturing in more than seven days.

      The Staff of the Securities and Exchange Commission has taken the position that if a mutual fund holds a material percentage (i.e., 15% of its net assets in most cases) of its assets in illiquid securities, or securities that may not be sold or disposed of in the ordinary course of business at the price at which the fund values the securities, there may be a question as to the fund's ability to pay redemption proceeds on shares redeemed within seven days of the redemption request. The Staff also has taken the position that a fund's ability to invest in these types of securities should be disclosed in its prospectus. The Fund wishes to have the full flexibility permitted by applicable law and policy positions, and any future changes in law and policy, on this topic without the expense of an additional shareholder meeting. The Fund's prospectus discloses, and will continue to disclose, the Fund's ability to invest in these types of securities.

      The Fund is proposing technical amendments to fundamental restriction (6) clarifying the Fund's ability to buy and sell futures contracts and options on futures. The proposed amendments clarify that the Fund's ability to buy or sell futures contracts and options on futures is consistent with that described in the Fund's prospectus.

      Fundamental restriction (9) prevents the Fund from making short sales of securities. The 1940 Act prohibits mutual funds from making short sales of securities except in accordance with rules and regulations promulgated by the Securities and Exchange Commission. The Fund's investment restriction is more restrictive than the 1940 Act because it does not permit the Fund to make short sales in accordance with SEC rules in effect from time to time. The Fund wishes to have the full flexibility permitted by applicable law, and any future changes in law, on this topic without the expense of an additional shareholder meeting. As a result, the Fund is proposing to delete this restriction in its entirety.

      The Fund is proposing to delete from fundamental restriction (11), concerning the issuance of senior securities, language concerning collateral arrangements with respect to futures contracts. The Fund believes that this language is not required as a matter of law, and adds nothing to the investment restriction which does not already appear therein. Even though the language will be deleted from the investment restriction, the Fund will continue to provide collateral with respect to options, futures contracts and options on futures contracts to the extent required by applicable rules and regulations.

      To give effect to these amendments, it is proposed that each of the fundamental investment restrictions listed in Exhibit B be amended as indicated in that Exhibit.

      The Trustees believe that these proposed amendments to the fundamental investment policies are in the best interests of Fund shareholders.


                                 VOTE REQUIRED

      Because the investment restrictions in Exhibit B are fundamental policies of the Fund, approval of this proposal will require a Majority Shareholder Vote.

      THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE PROPOSED AMENDMENTS TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES DESCRIBED ABOVE IN THIS ITEM.


      ITEM 4.   TO VOTE ON A MANAGEMENT AGREEMENT FOR THE FUND WITH
                CITIBANK, N.A.

      The Fund currently receives investment advisory services pursuant to an investment advisory agreement with Citibank. The Fund currently receives administrative services under an administrative services agreement with its distributor. The distributor, in turn, subcontracts with Citibank so that Citibank actually provides administrative services to the Fund.

      The Fund is proposing to enter into a management agreement with Citibank (the "Proposed Fund Management Agreement"). Under the Proposed Fund Management Agreement, Citibank will be responsible for the overall management of the Fund's business affairs, and will provide investment advisory as well as administrative services to the Fund, including the provision of general office facilities and supervising the overall administration of the Fund. The Proposed Fund Management Agreement will enable the Fund to invest in the future in multiple investment companies, if it chooses to do so. See "General Background."

      The Proposed Fund Management Agreement will render the Fund's existing administrative services agreement unnecessary, and it will be terminated. The same personnel at Citibank who currently provide administrative and investment advisory services to the Fund are expected to continue to do so after the Proposed Fund Management Agreement is entered into, and the nature, level and quality of services to the Fund will not be adversely effected.

      The management fee payable by Fund shareholders under the Proposed Fund Management Agreement will be higher than the aggregate investment advisory and administrative services fees currently payable by Fund shareholders.

      A copy of the Proposed Fund Management Agreement for the Fund is attached hereto as Exhibit C. Shareholders should refer to Exhibit C for the complete terms of the Proposed Fund Management Agreement, and the description of the Proposed Fund Management Agreement set forth herein is qualified in its entirety by the provisions of the Proposed Fund Management Agreement as set forth in Exhibit C.

                     THE PROPOSED FUND MANAGEMENT AGREEMENT

      If the Proposed Fund Management Agreement is approved by the Fund's shareholders, Citibank will continue to provide investment advisory services directly to the Fund. A description of the management fees payable under the Proposed Fund Management Agreement is set forth below. See "Management Fees."

      Under the Proposed Fund Management Agreement, Citibank as investment manager will furnish continuously an investment program for the Fund and will determine from time to time what securities are purchased, sold or exchanged, and what portion of the assets of the Fund are held uninvested, subject always to the restrictions of the Fund's Declaration of Trust and By-laws, as each may be amended from time to time, the provisions of the 1940 Act and the Fund's prospectus. Citibank will also make recommendations as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to portfolio securities will be exercised; and will take all actions which Citibank deems necessary to implement Fund investment policies.

      Under the Proposed Fund Management Agreement, Citibank also will perform such administrative and management services as may from time to time be reasonably requested, including: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Fund and for performing administrative and management functions; (ii) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund's transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (iii) preparing and, if applicable, filing all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; (iv) preparing agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; and
(v) arranging for maintenance of the books and records of the Fund.

      The Proposed Fund Management Agreement, if approved by a Majority Shareholder Vote, will continue in effect for a two-year period, and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The Proposed Fund Management Agreement may be terminated at any time without the payment of any penalty by the Fund's Board of Trustees or by Majority Shareholder Vote, or by Citibank, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. The Proposed Fund Management Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

      Under the Proposed Fund Management Agreement, Citibank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Proposed Fund Management Agreement relates, except a loss resulting from Citibank's willful misfeasance, or its bad faith or gross negligence in the performance of its obligations and duties, or by reason of Citibank's reckless disregard of its obligations and duties under such agreement.

                                MANAGEMENT FEES

      Under the Proposed Fund Management Agreement, the Fund will pay Citibank management fees equal on an annual basis to 0.70% of the Fund's average daily net assets for the Fund's then-current fiscal year. Fees will be accrued daily and payable monthly. The investment advisory fees and administrative services fees that are currently payable by the Fund are 0.35% and 0.25%, respectively, of the Fund's average daily net assets for its then current year.

      Investment advisory and administrative fees accrued under the existing administrative services agreement for the last two fiscal years of the Fund were [$__________] and [$__________] for the fiscal years ended December 31, 1996 and 1995, respectively (of which $278,615 and $269,049, respectively, accrued to Citibank). Had the proposed management fees for the Fund been in effect for these periods, the fees payable for the last two fiscal years of the Fund would have been $325,050 and $342,426 for the fiscal years ended December 31, 1996 and 1995, respectively, which is a ___% and ___% increase from the net investment advisory and administrative fees accrued under the existing administrative services agreement for such period.

      The management fees payable to Citibank by the Fund under the Proposed Fund Management Agreement will be higher than the investment advisory and administrative services fees currently payable to Citibank by the Fund. See "General Background" for a table showing the effect of this transaction on the Fund's estimated annual operating expenses.

      Except as set forth above with respect to administrative services and investment advisory fees and under the caption "Other Services Provided by Citibank" below, neither Citibank nor any affiliated person of Citibank, nor any affiliated person of such person, received any other fees from the Fund for services provided to the Fund during its last two fiscal years. There were no other material payments by the Fund to Citibank, any affiliated person of Citibank, or any affiliated person of such person, during such period.

      As of June 30, 1997, the Fund had net assets of $38,846,645.

      For the last two fiscal years of the Fund, no brokerage commissions were paid by the Fund to any broker during the same period that (i) is an affiliated person of the Fund, or (ii) is affiliated with any person described in clause
(i) of this paragraph, or (iii) an affiliated person of which is an affiliated person of the Fund, Citibank or the distributor of the Fund.

                           DESCRIPTION OF THE MANAGER

      Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $81 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp. Citibank's address is 153 East 53rd Street, New York, New York 10043.

      Mark Lindbloom, a Vice President of Citibank, has managed the Fund since June 1993. Mr. Lindbloom has more than 12 years of investment management experience. Prior to joining Citibank in 1986, Mr. Lindbloom was a fixed income portfolio manager with Brown Brothers Harriman & Co., where he managed fixed income assets for discretionary institutional portfolios.

      John S. Reed is the Chairman of the Board and a Director of Citibank. The following are Vice Chairmen of the Board and Directors of Citibank: Paul J. Collins, William R. Rhodes and H. Onno Ruding. Other Directors of Citibank are Alain J.P. Belda, President and Chief Operating Officer, Alcoa Corporation; D. Wayne Calloway, former Chairman and Chief Executive Officer, PepsiCo, Inc., Purchase, New York; Kenneth T. Derr, Chairman and Chief Executive Officer, Chevron Corporation; John M. Deutch, Director, CMS Energy; Reuben Mark, Chairman and Chief Executive Officer, Colgate-Palmolive Company; Richard D. Parsons, Member, Board of Representatives; Rozanne L. Ridgway, President, The Atlantic Council of the United States; Robert B. Shapiro, President and Chief Operating Officer, Monsanto Company; Frank A. Shrontz, Chairman and Chief Executive Officer, The Boeing Company, Seattle, Washington; Roger B. Smith, Former Chairman and Chief Executive Officer, General Motors Corporation; Franklin A. Thomas, President, The Ford Foundation, New York, New York; and Edgar S. Woolard, Jr., Chairman and Chief Executive Officer, E.I. DuPont De Nemours & Company.

      Each of the individuals named above is also a Director of Citicorp. In addition, the following persons have the affiliations indicated:

D. Wayne Calloway        Director, Exxon Corporation
                         Director, General Electric Company
                         Director, PepsiCo, Inc.

Paul J. Collins          Director, Kimberly-Clark Corporation

Kenneth T. Derr          Director, American Telephone and Telegraph, Co.
                         Director, Chevron Corporation
                         Director, Potlatch Corporation

John M. Deutch           Director, Ariad Pharmaceuticals, Inc.
                         Director, CMS Energy
                         Director, Palomar Medical Technologies, Inc.

Reuben Mark              Director, Colgate-Palmolive Company
                         Director, New York Stock Exchange
                         Director, Time Warner, Inc.
                         Non-Executive Director, Pearson, PLC

Richard D. Parsons       Director, Federal National Mortgage Association
                         Director, Philip Morris Companies Incorporated
                         Member, Board of Representatives, Time Warner
                           Entertainment Company, L.P.
                         Director and President, Time Warner, Inc.

John S. Reed             Director, Monsanto Company
                         Director, Philip Morris Companies
                           Incorporated
                         Stockholder, Tampa Tank & Welding, Inc.

William R. Rhodes        Director, Private Export Funding
                           Corporation

Rozanne L. Ridgway       Director, 3M
                         Director, Bell Atlantic Corporation
                         Director, The Boeing Company
                         Director, Emerson Electric Company
                         Member-International Advisory Board,
                          New Perspective Fund, Inc.
                         Director, RJR Nabisco, Inc.
                         Director, Sara Lee Corporation
                         Director, Union Carbide Corporation

H. Onno Ruding           Member, Board of Supervisory Directors,
                           Amsterdam Trustee's Kantoor
                         Board Member, Corning Incorporated
                         Advisor, Intercena (C&A) (Netherlands)
                         Director, Pechiney S.A.
                         Member, Board of Advisers, Robeco N.V.
                         Advisory Director, Unilever N.V.
                         Advisory Director, Unilever PLC

Robert B. Shapiro        Director, G.D. Searle & Co.
                         Director, Silicon Graphics
                         Director, Monsanto Company
                         Director, The Nutrasweet Company

Frank A. Shrontz         Director, 3M
                         Director, Baseball of Seattle, Inc.
                         Director, The Boeing Company
                         Director, Boise Cascade Corp.
                         Director, Chevron Corporation

Franklin A. Thomas       Director, Aluminum Company of America
                         Director, Cummins Engine Company, Inc.
                         Director, Lucent Technologies
                         Director, Pepsico, Inc.

Edgar S. Woolard, Jr.    Director, E.I. DuPont De Nemours &
                          Company
                         Director, Apple Computer, Inc.
                         Director, Zurich Holding Company of America, Inc.
                         Advisory Director, Zurich Insurance Corporation


      Banking Relationships. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.

      Bank Regulatory Matters. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Fund. Citibank believes that its services under the Proposed Fund Management Agreement and the activities performed by it or its affiliates as Shareholder Servicing Agents (see "Other Services Provided by Citibank" below) are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and administrative activities by banks. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the investment manager or a Shareholder Servicing Agent, the Fund would seek alternative means for obtaining these services. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

      Citibank furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting securities transactions for the Fund. Citibank also provides other services to the Fund. See "Other Services Provided by Citibank" below.

      Citibank also serves as adviser or subadviser to other registered investment companies with similar investment objectives. Those companies are identified in Exhibit D hereto, along with their asset size and the rates of compensation paid by those companies to Citibank for advisory or subadvisory services.

                      OTHER SERVICES PROVIDED BY CITIBANK

      Citibank and Its Affiliates as Shareholder Servicing Agents. The Fund has entered into separate shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent provides shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For these services, each Shareholder Servicing Agent receives a fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund represented by shares owned by investors for whom such Shareholder Servicing Agent maintains a servicing relationship.

      Net fees accrued to Citibank and its affiliates for services provided as Shareholder Servicing Agent of the Fund for the last two fiscal years of the Fund were $116,090 and $195,673 for the fiscal years ended December 31, 1996 and 1995, respectively.

                    THE EVALUATION BY THE BOARD OF TRUSTEES

      The Fund's Board of Trustees has determined that approving the Proposed Fund Management Agreement is in the best interests of the Fund and its shareholders.

      At a meeting on August 8, 1997, the Trustees considered information concerning the Proposed Fund Management Agreement. The Trustees considered, among other factors, representations by Citibank that the proposed agreement would not materially affect the nature, level and quality of services now provided to the Fund and proposed to be provided to the Fund. The Trustees also considered that, subject to the required approval of shareholders of the Fund, the same personnel at Citibank who provide investment advisory and administrative services to the Fund would continue to do so under the Proposed Fund Management Agreement. The Trustees noted that the management fee under the Proposed Fund Management Agreement was higher than the aggregate investment advisory and administrative services fees currently payable by the Fund. They reviewed comparative fee data for comparable funds and found that the proposed management fee was in line with the industry standards and with the fees of comparable funds. The Trustees also considered the nature and quality of services expected to be provided by Citibank to the Fund, and information regarding fees, expense ratios and performance. In evaluating Citibank's ability to provide services to the Fund, the Trustees considered information as to Citibank's business organization, financial resources and personnel.

      Based upon its review, the Trustees concluded that the Proposed Fund Management Agreement is reasonable, fair and in the best interests of the Fund and its shareholders, and that the fees provided in the Proposed Fund Management Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as were deemed relevant, the Trustees, including all of the Independent Trustees, unanimously approved the Proposed Fund Management Agreement for the Fund and voted to recommend its approval by Fund shareholders.

                                 VOTE REQUIRED

      Approval of the Proposed Fund Management Agreement will require a Majority Shareholder Vote.

      THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE MANAGEMENT AGREEMENT.


      ITEM 5. TO VOTE ON A SERVICE PLAN FOR THE FUND PURSUANT TO RULE 12B-1 UNDER THE 1940 ACT.

      The Fund currently has a Distribution Plan which has been adopted in accordance with Rule 12b-1 under the 1940 Act. The Fund is proposing to replace the existing Distribution Plan with a Service Plan, which also will be adopted in accordance with Rule 12b-1. The Service Plan will permit payment of distribution and shareholder service fees which are higher than the maximum fees currently permissible under the existing Distribution Plan.

      A copy of the proposed Service Plan is attached hereto as Exhibit E. Shareholders should refer to Exhibit E for the complete terms of the proposed Service Plan, and the description of the Service Plan set forth herein is qualified in its entirety by the provisions of the Service Plan as set forth in Exhibit E.

      The Fund's existing Distribution Plan was most recently approved by the Fund's Board of Trustees in accordance with the 1940 Act on May 9, 1997.

       COMPARISON OF EXISTING DISTRIBUTION PLAN AND PROPOSED SERVICE PLAN

      The Fund's existing Distribution Plan provides that the Fund may pay its distributor a monthly distribution fee at an annual rate not to exceed 0.15% of the Fund's average daily net assets. The existing Distribution Plan also permits the Fund to pay the distributor an additional fee (not to exceed 0.05% of average daily net assets) in anticipation of or as reimbursement for print or electronic media advertising expenses incurred in connection with the sale of Fund shares. The Fund did not pay anything under this provision during 1996, and does not anticipate doing so during the current fiscal year. Under the Distribution Plan, the distributor uses the distribution fees to offset the Fund's marketing costs, such as preparation of sales literature, advertising, and printing and distributing prospectuses and other shareholder materials to prospective investors. In addition, the distributor may use the distribution fees to pay costs related to distribution activities, including employee salaries, bonuses and other overhead expenses.

      The proposed Service Plan provides that the Fund may pay monthly fees in an amount not to exceed 0.25% per annum of the Fund's average daily net assets. The proposed Service Plan contemplates one aggregate fee which may be used for distribution and service matters. These fees may be used to make payments to the distributor for distribution services, and to service agents and others as compensation for the sale of shares of the Funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the distributor, service agents and others for providing personal service or the maintenance of shareholder accounts. See "General Background" for a table showing the effect of this transaction on the Fund's estimated annual operating expenses.

      Under the proposed Service Plan, as under the existing Distribution Plan, for so long as the Service Plan is in effect the Fund is obligated to pay fees to the distributor, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for under the Service Plan, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Fund will pay the fees to the distributor, service agents and others until the Service Plan or related distribution agreement is terminated or not renewed. In that event, the distributor's or service agent's expenses in excess of fees received or accrued through the termination date will be the distributor's or service agent's sole responsibility and not obligations of the Fund.

      Like the existing Distribution Plan, the proposed Service Plan provides that its continuance must be specifically approved at least annually by a vote of both a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the

Plan or in any agreement related to the Plan ("Qualified Trustees"). The Service Plan and the Distribution Plan further provide that the selection and nomination of the Qualified Trustees is committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office.

      The proposed Service Plan, like the existing Distribution Plan, may be terminated at any time by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding shares of the Fund and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Under the proposed Service Plan, as under the existing Distribution Plan, shareholders of the Fund must approve any amendments to the Plan which increase materially the amount of the Fund's permitted expenses thereunder.

      Under both the proposed Service Plan and the existing Distribution Plan the distributor is required to preserve copies of any plan, agreement or report made pursuant to the Plan for a period of not less than six years from the date of the Plan, and for the first two years the distributor will preserve such copies in an easily accessible place.

      For the fiscal year ended December 31, 1996 the fees paid to the distributor by the Fund under the Distribution Plan were $69,654 which constituted ___% of the average net assets of the Fund for such period.

      The maximum allowable expense under the Distribution Plan is 0.20% of the Fund's average daily net assets. Under the Service Plan, the maximum allowable expense would be 0.25% of the Fund's average daily net assets.

                    THE EVALUATION BY THE BOARD OF TRUSTEES

      The Fund's Board of Trustees has determined that approval of the Service Plan is in the best interests of the Fund and its shareholders. At a meeting on August 8, 1997, the Trustees considered, among other factors, the services covered by the Service Plan. The Trustees believe that the proposed Service Plan will enable the Fund to promote sales of its shares and provide personal service and maintenance with respect to shareholder accounts. The Trustees noted that the aggregate distribution and service fees payable by Fund shareholders would increase as a result of the adoption of the Service Plan. The Trustees concluded that the fees provided in the Service Plan are fair and reasonable and in line with industry standards. As a result of these and other factors, the Trustees believe that the Service Plan is reasonably likely to benefit the Fund and its shareholders, and recommend that it be approved by Fund shareholders.

                                 VOTE REQUIRED

      Approval of this proposal will require a Majority Shareholder Vote.

      THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF A SERVICE PLAN FOR THE FUND PURSUANT TO RULE 12B-1 UNDER THE 1940 ACT.


      ITEM 6. TO VOTE ON THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FUND.

      It is intended that proxies cast by the Fund's shareholders not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Trustees of the Fund who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund, of Deloitte & Touche LLP under
Section 32(a) of the 1940 Act as independent public accountants, to certify every financial statement of the Fund required by any law or regulation to be certified by independent public accountants and filed with the Securities and Exchange Commission in respect of all or any part of the fiscal year of the Fund ending December 31, 1997. Deloitte & Touche LLP has no direct or material indirect interest in the Fund.

      Deloitte & Touche LLP has served as the independent certified public accountants of the Fund since its commencement of operations, providing audit services and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

      Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and are expected to be available to respond to appropriate questions. Representatives of Deloitte & Touche LLP are expected to have the opportunity to make a statement if they desire to do so.

                                 VOTE REQUIRED

      Approval of this proposal will require approval by the holders of a majority of the outstanding shares of the Fund which are present at the Meeting in person or by proxy.

      THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF DELOITTE & TOUCHE LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FUND.


      ITEM 7. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS AND ANY ADJOURNMENTS THEREOF.

      The management of the Fund knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

                          INTERESTS OF CERTAIN PERSONS

      As of August 1, 1997, the Trustees and officers of the Fund, individually and as a group, owned beneficially or had the right to vote the following outstanding shares of the Fund.

                                          Amount of
Name and Address                          Beneficial        Percent
of Beneficial Owner                       Ownership         of Shares

Trustees of the Fund

[names]..........................          -------            -----%

Officers of the Fund

[names]..........................          -------            -----%

All Trustees and officers of
      the Fund as a group........          _______            -----%

      As of August 1, 1997, to the best knowledge of the Fund, the following persons beneficially owned 5% or more of the outstanding shares of the Fund:

                                          Amount of
Name and Address                          Beneficial        Percent
of Beneficial Owner                       Ownership         of Shares


[LIST SHAREHOLDERS]..............          -------            -----%

                             ADDITIONAL INFORMATION

      The Fund is a series of Landmark Fixed Income Funds (the "Trust"), a diversified, open-end registered investment company organized as a Massachusetts business trust under a Declaration of Trust dated June 23, 1986 as amended. Prior to June 11, 1992, the Trust was known as Landmark U.S. Government Fund. The Fund was designated as a separate series of the Trust on June 11, 1992. The mailing address of the Trust is 6 St. James Avenue, Boston, Massachusetts 02116.

      Fund shareholders may have purchased their shares through banks or other financial institutions, securities dealers or others (called Shareholder Servicing Agents) that have entered into shareholder servicing agreements concerning the Fund. In these cases, the Shareholder Servicing Agents are the shareholders of record of the Fund. At any meeting of Fund shareholders, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Shareholder Servicing Agent is the holder of record.

      The cost of soliciting proxies in the accompanying form, which is expected to be about $[ ], including the fees of a proxy soliciting agent, will be borne by Citibank. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees, officers, and regular employees and agents of the Fund without compensation therefor. Citibank may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

      The Fund's distributor is The Landmark Funds Broker-Dealer Services, Inc., 6 St. James Avenue, Boston, MA 02116. State Street Bank and Trust Company acts as transfer agent, dividend disbursing agent and custodian for each Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                        SUBMISSION OF CERTAIN PROPOSALS

      The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Fund, or for the Trust as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

      YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY
PROMPTLY.


                               By Order of the Board of Trustees,



                               Linda T. Gibson, Secretary

                                                         August __, 1997

                                                                    EXHIBIT A


 Deleted text is bracketed and added text appears in double brackets.


    FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED UNDER ITEM 2.


      (4) Underwrite securities issued by other persons, except [[that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except]] insofar as the [Trust] [[Fund]] may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security [(provided, however, that the Fund may invest all of its assets in an open-end management investment company with the same investment objective and policies and substantially the same investment restrictions as the Fund (a "Qualifying Portfolio"))].

      (7) [With respect to 75% of the assets of the Fund, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund, except that all of the assets of the Fund may be invested in a Qualifying Portfolio.] [[Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Fund more than 10% of the voting securities of such issuer to be held by the Fund; provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.]]

      (8) [With respect to 75% of the assets of the Fund, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the assets of the Fund (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or any political subdivision of the United States or any state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state or the United States); provided that for purposes of this restriction the issuer of a futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and further provided that all of the assets of the Fund may be invested in a Qualifying Portfolio.] [[Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Fund's total assets more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state); provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.]]

      (10) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective [of the Fund], up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction [and except that all of the assets of the Fund may be invested in a Qualifying Portfolio].

                                                               EXHIBIT B

      Deleted text is bracketed and added text appears in double brackets.


    FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED UNDER ITEM 3.


      (1) Borrow money [or pledge, mortgage or hypothecate assets of the Fund], except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of [the Fund's] [[its]] net assets, including the amount borrowed; [[or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value.]] [and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it] [[It]] is intended that [money would be borrowed for the Fund] [[the Fund would borrow money]] only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities[), provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this restriction].

      [(2) Purchase any security or evidence of interest therein on margin, except that such short-term credit may be obtained for the Fund as may be necessary for the clearance of purchases and sales of securities and except that deposits of initial and variation margin may be made for the Fund in connection with the purchase, ownership, holding or sale of futures contracts.]

      [(3) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to U.S. Government securities or with respect to futures contracts, or (ii) the writing, purchase, ownership, holding or sale of futures contracts.]

      (5) Make loans to other persons except (a) through the lending of [[its]] [the Fund's] portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements [[or fixed time deposits]] or the purchase of short-term obligations[and provided that not more than 15% of the Fund's total assets will be invested in repurchase agreements maturing in more than seven days], or (c) by purchasing [[all or]] a portion of an issue of debt securities of types commonly distributed privately to financial institutions[, for which purposes the]. [[The]] purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

      (6) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts [(except futures contracts)] in the ordinary course of business [(the Trust] [[(the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon, and the Fund]] reserves the freedom of action to hold and to sell real estate required as a result of the ownership of securities by the Fund).

      (9) [Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value), is held as collateral for such sales at any one time.]

      (11) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder[, provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction].

                                                               EXHIBIT C



                              MANAGEMENT AGREEMENT


                          LANDMARK FIXED INCOME FUNDS

                       Landmark Intermediate Income Fund


      MANAGEMENT AGREEMENT, dated as of __________ ___, 199__, by and between Landmark Fixed Income Funds, a Massachusetts business trust (the "Trust"), and Citibank, N.A., a national banking association ("Citibank" or the "Manager").

                              W I T N E S S E T H:

      WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the "1940 Act"), and

      WHEREAS, the Trust wishes to engage Citibank to provide certain investment advisory and administrative services for the series of the Trust designated as Landmark Intermediate Income Fund (the "Fund"), and Citibank is willing to provide such investment advisory and administrative services for the Fund on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

      1. Duties of Citibank. (a) Citibank shall act as the Manager for the Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated as of June 23, 1986, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current Registration Statement of the Trust with respect to the Fund. The Manager shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Board of Trustees of the Trust at any time, however, make any definite determination as to investment policy applicable to the Fund and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Fund's account with the brokers or dealers selected by it, and to that end the Manager is authorized as the agent of the Trust to give instructions to the custodian or any subcustodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of the Fund, the Manager may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. In providing the services and assuming the obligations set forth herein, the Manager may employ, at its own expense, or may request that the Trust employ at the Fund's expense, one or more subadvisers; provided that in each case the Manager shall supervise the activities of each subadviser. Any agreement between the Manager and a subadviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement. Any agreement between the Trust on behalf of the Fund and a subadviser may be terminated by the Manager at any time on not more than 60 days' nor less than 30 days' written notice to the Trust and the subadviser.

      (b) Subject to the direction and control of the Board of Trustees of the Trust, Citibank shall perform such administrative and management services as may from time to time be reasonably requested by the Trust, which shall include without limitation: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Trust and for performing the administrative and management functions herein set forth; (ii) supervising the overall administration of the Trust, including negotiation of contracts and fees with and the monitoring of performance and billings of the Trust's transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (iii) preparing and, if applicable, filing all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; (iv) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; and (v) arranging for maintenance of books and records of the Trust. Notwithstanding the foregoing, Citibank shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of beneficial interest in the Fund, nor shall Citibank be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian or shareholder servicing agent of the Trust or the Fund. In providing administrative and management services as set forth herein, Citibank may, at its own expense, employ one or more subadministrators; provided that Citibank shall remain fully responsible for the performance of all administrative and management duties set forth herein and shall supervise the activities of each subadministrator.

      2. Allocation of Charges and Expenses. Citibank shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of the Fund all of its own expenses allocable to the Fund including, without limitation, organization costs of the Fund; compensation of Trustees who are not "affiliated persons" of Citibank; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, shareholder servicing agent, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interest and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to existing shareholders of the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of meetings of the Fund's shareholders; expenses relating to the registration and qualification of shares of the Fund; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Fund may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

      3. Compensation of Citibank. For the services to be rendered and the facilities to be provided by Citibank hereunder, the Trust shall pay to Citibank from the assets of the Fund a management fee computed daily and paid monthly at an annual rate equal to 0.70% of the Fund's average daily net assets for the Fund's then-current fiscal year. If Citibank provides services hereunder for less than the whole of any period specified in this Section 3, the compensation to Citibank shall be accordingly adjusted and prorated.

      4. Covenants of Citibank. Citibank agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act, will not take a long or short position in shares of beneficial interest in the Fund except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to the Fund relative to Citibank and its directors and officers.

      5. Limitation of Liability of Citibank. Citibank shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term "Citibank" shall include directors, officers and employees of Citibank as well as Citibank itself.

      6. Activities of Citibank. The services of Citibank to the Fund are not to be deemed to be exclusive, Citibank being free to render investment advisory, administrative and/or other services to others. It is understood that Trustees, officers, and shareholders of the Trust are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and that directors, officers and employees of Citibank are or may become similarly interested in the Trust and that Citibank may be or may become interested in the Trust as a shareholder or otherwise.

      7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, shall govern the relations between the parties hereto thereafter and shall remain in force until August 8, 1998, on which date it will terminate unless its continuance after August 8, 1998 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of Citibank at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund.

      This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by the "vote of a majority of the outstanding voting securities" of the Fund, or by Citibank, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment."

      This Agreement may be amended only if such amendment is approved by the "vote of a majority of the outstanding voting securities" of the Fund (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

      The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

      Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Fund; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Fund; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

      The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

      8. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

      9. Use of Name. The Trust hereby acknowledges that any and all rights in or to the name "Citi" which exist on the date of this Agreement or which may arise hereafter are, and under any and all circumstances shall continue to be, the sole property of Citibank; that Citibank may assign any or all of such rights to another party or parties without the consent of the Trust; and that Citibank may permit other parties, including other investment companies, to use the word "Citi" in their names. If Citibank, or its assignee as the case may be, ceases to serve as the adviser to and administrator of the Trust, the Trust hereby agrees to take promptly any and all actions which are necessary or desirable to change its name so as to delete the word "Citi."

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

LANDMARK FIXED INCOME FUNDS       CITIBANK, N.A.

By:________________________       By:________________________

Title:_____________________       Title:_____________________

                                                               EXHIBIT D

OTHER INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES TO THE FUND FOR WHICH CITIBANK IS AN INVESTMENT ADVISER OR SUBADVISER



                       Annual Fee (as a Percentage of         Assets as of
    Name of Fund           Average Net Assets)             [**____________**]

                                                               EXHIBIT E


                                  SERVICE PLAN

      SERVICE PLAN of Landmark Fixed Income Funds, a Massachusetts business trust (the "Trust"), with respect to shares of beneficial interest ("Shares") of its series Landmark Intermediate Income Fund and any other series of the Trust adopting this plan (the "Series").

      WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Trust's shares of beneficial interest are divided into separate series representing interests in separate funds of securities and other assets;

      WHEREAS, the Trust intends to distribute Shares in accordance with Rule 12b-1 under the 1940 Act, and wishes to adopt this Plan as a plan of distribution pursuant to Rule 12b-1;

      WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "Non-Interested Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Trust and the shareholders of the Series, have approved this Plan by votes cast at a meeting called for the purpose of voting hereon and on any agreements related hereto;

      NOW, THEREFORE, the Trust hereby adopts this Plan as a plan of distribution in accordance with Rule 12b-1 under the 1940 Act, with the terms of the Plan being as follows:

      1. Distribution and Servicing Activities. Subject to the supervision of the Trustees of the Trust, the Trust may:

           (a) engage, directly or indirectly, in any activities primarily intended to result in the sale of Shares of the Series, which activities may include, but are not limited to (i) payments to the Trust's Distributor for distribution services, (ii) payments to securities dealers, financial institutions (which may include banks) and others in respect of the sale of Shares of the Series, (iii) payments for advertising, marketing or other promotional activity, and (iv) payments for preparation, printing, and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than regulators and existing shareholders of the Trust; and

           (b) make payments, directly or indirectly, to the Trust's Distributor, securities dealers, financial institutions (which may include banks) and others for providing personal service and/or the maintenance of shareholder accounts.

The Trust is authorized to engage in the activities listed above either directly or through other persons with which the Trust has entered into agreements related to this Plan.

      2. Maximum Expenditures. The expenditures to be made by the Trust pursuant to this Plan shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed an amount calculated at the rate of 0.25% per annum of the average daily net assets of each Series attributable to Shares of that Series. Payments pursuant to this Plan may be made directly by the Trust or to other persons with which the Trust has entered into agreements related to this Plan. For purposes of determining the fees payable under this Plan, the value of each Series' average daily net assets attributable to Shares shall be computed in the manner specified in the applicable Series' then-current prospectus and statement of additional information.

      3. Trust's Expenses. The Trust shall pay all expenses of its operations, including the following, and such expenses shall not constitute expenditures under this Plan: organization costs of each series; compensation of Trustees; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, shareholder servicing agent, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interest and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to existing shareholders of the Series; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Series, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Series (including but not limited to the fees of independent pricing services); expenses of meetings of shareholders; expenses relating to the issuance, registration and qualification of shares; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

      4. Term and Termination. (a) This Plan shall become effective as to a Series on _________ __, 199_, provided that the following have occurred: (i) approval by a vote of at least a majority of the outstanding voting securities (as defined in the 1940 Act) of Shares of the particular Series, and (ii) approval by a majority of the Trustees of the Trust and a majority of the Non-Interested Trustees cast in person at a meeting called for the purpose of voting on this Plan. Unless terminated as herein provided, this Plan shall continue until August 8, 1998, and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both the Trustees of the Trust and the Non-Interested Trustees, cast in person at a meeting called for the purpose of voting on such approval.

      (b) This Plan may be terminated at any time with respect to any Series by a vote of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of Shares of the applicable Series.

      5. Amendments. This Plan may not be amended to increase materially the maximum expenditures permitted by Section 2 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities, as defined in the 1940 Act, of Shares of the applicable Series, and no material amendment to this Plan shall be made unless approved in the manner provided for annual renewal of this Plan in Section 4(a) hereof.

      6. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of the Non-Interested Trustees of the Trust shall be committed to the discretion of such Non-Interested Trustees.

      7. Quarterly Reports. The Treasurer of the Trust shall provide to the Trustees of the Trust and the Trustees shall review quarterly a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

      8. Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 7 hereof, for a period of not less than six years from the date of this Plan. Any such related agreement or such reports for the first two years will be maintained in an easily accessible place.

      9. Governing Law. This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and the provisions of the 1940 Act.

                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

PROXY CARD                                                  PROXY CARD

                       LANDMARK INTERMEDIATE INCOME FUND

                         A PROXY FOR A SPECIAL MEETING
                  OF SHAREHOLDERS TO BE HELD OCTOBER 17, 1997

      The undersigned, revoking all Proxies heretofore given, hereby appoints each of [ ] and [ ], or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all shares in Landmark Intermediate Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at Citicorp Center, 153 East 53rd Street, [ ] Floor, New York, New York, on Friday, October 17, 1997 at [ ] [a.m./p.m.], Eastern Time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

PROXY SOLICITED ON BEHALF OF THE FUNDS' BOARD OF TRUSTEES.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING
PROPOSALS.

1. An amendment to the Fund's Declaration of Trust to allow the assets of the Fund to be invested in one or more investment companies to the extent not prohibited by the 1940 Act.

      I vote my shares in Landmark Intermediate Income Fund:

      ______FOR           ______AGAINST        ______ABSTAIN

2. An amendment to the Fund's fundamental investment policies to allow the assets of the Fund to be invested in one or more investment companies to the extent not prohibited by the 1940 Act.

      I vote my shares in Landmark Intermediate Income Fund:

      ______FOR           ______AGAINST        ______ABSTAIN

3. An amendment to the fundamental investment policies of the Fund concerning the Fund's ability to pledge its assets to support borrowings, purchase securities on margin, purchase and sell put and call options, make loans to other persons, make short sales of securities and buy or sell futures contracts and options on futures.

      I vote my shares in Landmark Intermediate Income Fund:

      ______FOR           ______AGAINST        ______ABSTAIN

4.    A Management Agreement for the Fund with Citibank, N.A.

      I vote my shares in Landmark Intermediate Income Fund:

      ______FOR           ______AGAINST        ______ABSTAIN

5.    A Service Plan for the Fund pursuant to Rule 12b-1 under the 1940 Act.

      I vote my shares in Landmark Intermediate Income Fund:

      ______FOR           ______AGAINST        ______ABSTAIN

6. The selection of Deloitte & Touche LLP as the independent certified public accountants for the Fund.

      I vote my shares in Landmark Intermediate Income Fund:

      ______FOR           ______AGAINST        ______ABSTAIN


THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________
                          -----------------------------------
                          Signature

                          -----------------------------------
                          Signature of joint owner, if any

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.